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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 5, 2000

                             GRACE DEVELOPMENT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

COLORADO                                0-25582                       84-1110469
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)           (IRS EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)

                              1690 CHANTILLY DRIVE
                             ATLANTA, GEORGIA 30324
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (678) 222-3030
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

         On October 5, 2000, the Registrant issued the attached press release announcing a resolution of disputes relating to Benjamin F. Holcomb.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Exhibit
Number
------

 99.1             Form of press release, dated October 5, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GRACE DEVELOPMENT, INC.
                                    (Registrant)


                                    /s/ James Blanchard
                                    ------------------------------------
                                    James Blanchard
                                    President

Date: October 5, 2000


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   99.1                    Form of Press Release, dated October 5, 2000


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